As filed with the Securities and Exchange Commission on April 28, 2005.

Registration No. 33-19605

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 17
to
Form S-6

FOR REGISTRATION UNDER THE SECURITIES

ACT OF 1933 OF SECURITIES OF

UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of Trust:	MML Bay State Variable Life Separate Account I

B.	Name of Depositor:	MML Bay State Life Insurance Company

C.	Complete address of Depositor’s principal executive offices:	1295 State Street Springfield, MA 01111

D.	Name and address of Agent for Service of Process:	Robert Liguori Senior Vice President & Co-General Counsel Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111

_____	immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2005 pursuant to paragraph (b) of Rule 485.

_____	60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____	on ______ pursuant to paragraph (a)(1) of Rule 485.

_____	this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be_______ .

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies
F.	Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features; Investment Options; Other Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other Agreements.
13	Introduction; Detailed Description of Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99(11).
16	Introduction; The Separate Account.
17	Detailed description of Policy Features; Exhibit 99(11).
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features; Other Information; Investment Options.
25	Other Information.
26	Other Information; The Investment Options.
27	Other Information.
28	Directors and Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Financial Statement.

Variable Life Plus (“VLP”),

a Flexible Premium Variable Whole Life Insurance Policy*

Issued by MML Bay State Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by MML Bay State Life Insurance Company (“MML Bay State”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MML Bay State. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a subsidiary of MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the investment funds (divisions of the Separate Account) offered under this policy and a Guaranteed Principal Account (the “GPA”). Currently, the funds listed at the right are available under this policy.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

We service the policy at our Principal Administrative Office located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our FAX number is 1-866-329-4527. Our Home Office is located in Hartford, Connecticut. Our Web site is www.massmutual.com.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)

•	MML Blend Fund*
•	MML Equity Fund*
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund*
•	MML Money Market Fund*

Oppenheimer Variable Account Funds

•	Oppenheimer Global Securities Fund/VA

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Mid-Cap Growth Portfolio

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2005

*Title may vary in some jurisdictions.

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment options in which you have account value. Policy values in the GPA will earn interest at a guaranteed rate of 4%. We may credit interest periodically at rates that exceed this guaranteed rate.

Introduction

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VLP policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account VLP Segment
The variable investment divisions invest in the fund's portfolios
The fund deducts advisory fees and other fund expenses from the portfolios
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
Loan Account
Accumulated value set aside to secure a policy loan
The loan interest rate expense charge reduces the interest credited on the loan account
We credit interest
We make monthly deductions
We deduct:
- mortality charge
- administrative charge
- rider charges
Account Value
We impose fees for certain transactions
We deduct a processing fee for each withdrawal, and a one-time processing fee for exercising certain riders
Death Benefit
We pay your selected death benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	Current Rate	Maximum Rate
Premium Expense Charge	5.0% of premium (2.5% Sales Charge plus 2.5% Premium Tax Charge)	7.5% of premium (5.0% Sales Charge plus 2.5% Premium Tax Charge)
Administrative Charge	Tax-Qualified Policies: $5.25 per month per policy	All Policies: $8 per month per policy
Policies issued under our Simplified Underwriting procedures: $5.25 per month per policy
All other Policies: $4.00 per month per policy
Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Attained Age, and risk classification of the Insured.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.
Mortality and Expense Risk Charge	0.40% on an annual basis of daily net asset value of the Separate Account	0.40% on an annual basis of daily net asset value of the Separate Account
Investment Management Fees and Other Expenses	(See separate table on next page.)
Loan Interest Rate Expense Charge	0.9% of loaned amount	2.0% of loaned amount
Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)
Surrender Charges* (Applies upon policy surrender.)	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC during Year 1 equals $5 per $1,000 of Selected Face Amount; it then grades to zero during Years 2-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC during Year 1 equals $5 per $1,000 of Selected Face Amount; it then grades to zero during Years 2-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.
	Coverage Years 16+: $0	Coverage Years 16+: $0

*	Under certain circumstances, the surrender charge may not apply when exchanging an existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

Introduction

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%	[1]
MML Equity Fund	0.38%	0.03%	—	0.41%	[1]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%	[2]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%	[1]
MML Money Market Fund	0.49%	0.04%	—	0.53%	[1]
Oppenheimer Global Securities Fund/VA	0.63%	0.03%	—	0.66%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund, (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2006. We did not reimburse any expenses for these funds in 2004.
2	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2006. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the fund on account of Class II shares. If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.

(See the fund prospectuses for more information.)

Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies.

To purchase a policy, you had to send a completed application to our Principal Administrative Office. The policy could be issued for an Insured between the ages of 0 and 82 inclusive. Before issuing a policy, we required evidence of insurability.

The minimum Selected Face Amount of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•	Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.
•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy.    Policies generally were issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy.    If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. You may also cancel increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy under the GPA; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy.

In other states, this refund is equal to any premium paid for the policy.

Consult your policy to determine which refund applies under your policy.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

The death benefit is the greater of:

(a)	the Selected Face Amount on the date of death; or

(b)	the Minimum Face Amount on the date of death.

This benefit is increased by the part of any monthly charge for a period beyond the date of death that was deducted from the account value. It is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

Minimum Face Amount.    In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a multiple of the account value. The multiple depends on the gender (male, female,

Detailed Description of Policy Features

unisex), risk classification, and Attained Age of the insured.

See Appendix B for examples of how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of selected face amount to us at our Principal Administrative Office.

Increases in Selected Face Amount.    You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used). We reserve the right to establish a lower minimum. You cannot increase the selected face amount of the policy less than six months after the Policy Date or another increase, or after the Insured reaches Attained Age 82.

If you increase the selected face amount, the Mortality Charges will increase. If the Account Value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

A separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of the segment’s coverage.

Increases in the Selected Face Amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase.

Decreases in Selected Face Amount.    You may decrease the selected face amount in certain circumstances, although we believe that decreases generally are not in the best interest of an Owner. You must send a written request to us. You cannot decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease will reduce the selected face amount in the following order:

(a)	the selected face amount of the most recent increase;

(b)	the selected face amounts of the next most recent increases successively;

(c)	the initial selected face amount.

If you decrease the selected face amount, the monthly charges deducted from the account value will change.

Decreases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive the request.

Decreases in the selected face amount may have adverse tax consequences.

If you decrease the selected face amount, the policy may become a “modified endowment contract” (“MEC”) under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

We reserve the right to terminate the option to decrease the selected face amount.

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA.

First Premium.    Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency and initial selected face amount, and on the Issue Age, gender, and risk classification of the Insured.

Planned Premiums.    When applying for the policy, you select the planned premium and payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the planned premium and payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Principal

Detailed Description of Policy Features

Administrative Office. If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 1 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In August you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 1). If you choose not to make a premium payment between August and January 1, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled Policy Termination and Reinstatement.

The minimum planned premium is based on the selected face amount, the insured’s age, and the first premium paid.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must have a sufficient account value. See Grace Period and Termination.

Premium Payments and Flexibility.    After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. Premium payments for VLP policies issued in all jurisdictions except New York, should be sent to the following lockbox address:

Regular Mail:

MML Bay State VL Plus

PO Box 75302

Chicago, IL 60675-5302

Overnight Mail:

MML Bay State VL Plus

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75302

Chicago, IL 60654

If your premium payment is not received at the correct lockbox, we will reroute it. We will consider the payment in good order, and the payment will be applied, on the valuation date that we determine what policy the premium should be allocated to.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. If you have elected to pay premiums by pre-authorized check and we are unable to obtain the premium payment from your account, we may automatically switch you to a quarterly bill.

If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (“MEC”), we will refund that portion of your premium payment that causes the policy to become a MEC. No interest or investment performance will be earned on the portion of the payment that is refunded to you.

When we mail you the refund, we will give you the option to accept your policy as a MEC. If, you want to accept the policy as a MEC you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the

Detailed Description of Policy Features

policy’s status. You can, however, call our Administrative Office to request the MEC status of your policy.

For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under Modified Endowment Contracts in the Federal Income Tax Considerations section of this prospectus.

If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.

Premium Limitations.    The minimum premium payment we will accept is $10.

The maximum premium each Policy Year is the greater of:

(a)	an amount equal to $100 plus double the minimum annual premium for the policy; or

(b)	the highest premium payment amount that would not increase the amount at risk.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums.    A net premium is a premium payment we receive in good order, minus the premium expense charge. Premiums that cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

Net premiums credited to the policy on or after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date.    The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we received your completed Part 1 of the Application for the policy; or

(c)	the day we received the first premium payment in good order.

Net Premium Allocation.    When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone, facsimile transmission, or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

The request to change your net premium allocation will become effective no later than five business days after we receive it, in good order, at our Administrative Office. Generally, however, the change will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

You must set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. You can submit transfer requests by telephone, facsimile transmission, or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

We may limit transfers to four a Policy Year. This limit does not apply to a transfer of all values in the Separate Account divisions to the GPA.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed

Detailed Description of Policy Features

account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and
•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policy owners and beneficiaries under the policy, including long-term policy owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity, and will not accommodate frequent transfers of account value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this policy, determine that a policy owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the policy owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the account value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a policy owner or other person authorized to conduct a transfer;

Detailed Description of Policy Features

•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all policy owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all policy owners.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination.    The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period.    The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy.    If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

Requirements to Reinstate Your Policy.    To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.	a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate.    If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. We will not apply the required premium for reinstatement to any investment division until we have approved your reinstatement application. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

Detailed Description of Policy Features

The reinstatement will be effective on the date we approve the application for reinstatement.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge currently is 5.0%. It is equal to a Sales Charge of 2.5% plus a Premium Tax Charge of 2.5%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Mortality Charge; and

(c)	a Rider Charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge.    The monthly Administrative Charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges.    The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following two standard rate classes: Nonsmoker and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers.

Rider Charge.    You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge.    Each day we deduct a charge from your account value in the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Detailed Description of Policy Features

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge generally applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, or if you surrender the policy. The Sales Load Surrender Charge generally applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Administrative Surrender Charge.    This charge initially is $5 for each $1,000 of Selected Face Amount; it then grades down to zero over ten years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge.    During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the Surrender Charge Band, plus 5% of premiums paid for the coverage in excess of the Surrender Charge Band up to twice the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of twice the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age, gender, and smoker classification of the Insured at the time of purchase.

Other Charges

Withdrawal Fee.    If you make a partial withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge.    This charge reimburses us for the expenses of administering loans.

Rider Processing Fee.    We may charge a one-time processing fee for some riders.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Cash Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value.    The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

Detailed Description of Policy Features

•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	monthly charges and surrender charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience.    The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value.    The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; and minus
•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value.    The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the current loan interest rate expense charge; or
•	4% if greater.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	4% if greater.

The current interest rate we declare will not be less than the rate determined by an index defined in the policy, reduced by any tax charge reflecting the policy’s share of our federal income tax liability.

Cash Surrender Value.    The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Surrender.    You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Principal Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences.

Withdrawals.    On any Monthly Calculation Date at least six months after the Policy Date, you may withdraw an amount, not less than $100, up to the cash surrender value.

We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a withdrawal. We will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. We may reduce the Selected Face Amount by the amount of the withdrawal.

Detailed Description of Policy Features

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

The withdrawal will be effective on the Valuation Date we receive the written request in good order. We will process it within seven days.

Policy Loan Privilege

General.    After the first Policy Year, you may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan.    We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken.

We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged.    At the time of Application, you selected either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	5%.

If the maximum rate is less than  1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Repayment.    You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments. We do not offer an automatic loan repayment plan.

We will allocate all loan repayments to the GPA.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Interest on Loaned Value.    We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 4% and the policy loan rate less a loan interest rate expense charge. We guarantee this charge will not exceed 2%. Currently, the charge is 0.9%.

Effects of Policy Loans.    A policy loan negatively affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest.

Detailed Description of Policy Features

If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each Policy Year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever total policy debt (which includes accrued interest) exceeds the account value, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt exceeds the account value at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value. (See Grace Period and Termination)

Tax, Payment, and Termination Risks Relating to Policy Loans.    Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount at risk, depending on changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your cash surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 cash surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action. The risks that result from taking a policy loan may be reduced if you repay the policy debt.

Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general account consists of assets owned by us. The assets in the VLP Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 4%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 4% or, if greater, the policy loan rate less the maximum loan interest rate expense charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into seven divisions, subject to state availability. Each division invests in shares of a designated investment fund.

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

Policy owners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Options

The Funds

The investment funds available through the policy are offered by three investment companies. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MML Bay State. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MML Bay State and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this policy and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable policies”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable policies. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses—Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. Please visit massmutual.com/compensation or call (800) 272-2216 for a list of the funds whose advisers currently pay such compensation.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and performance when selecting the funds that will be available with MassMutual’s variable policies.

Investment Options

Investment Funds in which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)
MML Blend Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Equity Fund*	Adviser: MassMutual Sub-Advisers: Babson Capital Management LLC and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Managed Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML Money Market Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.
Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The Fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.[2]

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

Investment Options

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Nor are they indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for VLP on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charges are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500® Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy is in force, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Principal Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid. Since it may take some time to receive the information, however, payment could be delayed during this period.

We pay interest on the death benefit from the date of death to the date of lump sum payment, or the effective date of a payment option.

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any cash surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these payment options depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Other Policy Information

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds upon the Insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Unless you have named an irrevocable beneficiary or an assignment is in effect, you may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. The owner must have the consent of the irrevocable beneficiary or assignee to change the beneficiaries. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change after it has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Suicide

If the Insured dies by suicide, while sane or insane, the policy benefit may be limited.

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.

•

If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase. However, if the

Other Policy Information

limited Death Benefit as described in the preceding paragraph is payable, there will be no death benefit payable for the increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider. If you choose to add a rider for which we charge you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Waiver of Monthly Charges Rider.    This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

Accidental Death Benefit Rider.    This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider.    This rider allows the policy owner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability. The rider will terminate when the insured reaches attained age 43.

Accelerated Death Benefit Rider.    This rider advances the Policy owner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Distribution

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 0144-1013, a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the NASD. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy. MML Investors Services, Inc. (MMLISI), located at the same address, is the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the NASD.

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual sold the policy. Such registered representatives were also licensed insurance agents. Owners may continue to make premium payments under their existing policies.

Commissions and Allowances Paid to MMLISI

Commissions are paid to MMLISI. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured.

The maximum commission percentages we pay to MMLISI registered representatives are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of all premiums paid.

Other Policy Information

We also pay other allowances in connection with the sales of the policies.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

The compensation arrangements described in the paragraphs above may provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact MMLISI to find out more information about the compensation they may receive in connection with your purchase of a policy.

Other Policy Information

V. Other Information

MML Bay State and MassMutual

MML Bay State Life Insurance Company (“MML Bay State”) is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. Effective January 1, 2006, the Company’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut.

MassMutual is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

MML Bay State’s Tax Status.    MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MML Bay State.

Due to MML Bay State’s current tax status, we do not charge the segment for MML Bay State’s federal income taxes that may be a result of activity of the segment. Periodically, MML Bay State reviews the question of a charge to the segment for MML Bay State’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MML Bay State’s federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Other Information

Policy Proceeds and Loans.    We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force. You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

Other Information

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria. If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control.    There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts.    If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or

(ii)	made because the taxpayer became disabled; or

Other Information

(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans.    The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Payments to Nonresident Aliens.    Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a

Other Information

nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and

(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions.

Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Accounts, segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

Other Information

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $1,000,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Experts

The financial statements of MML Bay State Variable Life Separate Account I as of December 31, 2004 and for the year then ended, and the statutory financial statements of MML Bay State Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Prospectus, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of MML Bay State Variable Life Separate Account I, for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of MML Bay State Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Other Information

The financial statements included in this Prospectus for the MML Bay State Variable Life Separate Account I and the audited statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Prospectus have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on MML Bay State Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The death benefit is described in Part II of this prospectus.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Principal Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865.

Appendix A

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “MML Bay State Variable Life Separate Account I” established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 the Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is equal to the minimum Planned Annual Premium. It is based on the Selected Face Amount, the first premium paid, and the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.

Appendix A

Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix B

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director (since 1998)

Senior Vice President and Actuary (since 1996)

Massachusetts Mutual Life Insurance Company

Senior Vice President and Actuary
(since 1999 and 1995–1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director (since 1999)

Chairman, President and Chief Executive Officer
(since 2000)

Massachusetts Mutual Life Insurance Company

Chairman (since 2000)

President and Chief Executive Officer
(since 1999)

Howard Gunton, Director, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director, Executive Vice President and Chief Financial Officer (since 2002)

Massachusetts Mutual Life Insurance Company

Executive Vice President & CFO (since 2001)

Senior Vice President & CFO (1999–2001)

PRINCIPAL OFFICERS (other than those who are also Directors):
Name, Position, Business Address	Principal Occupation(s) During Past Five Years
James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Executive Vice President — Life Operations (since 1999)

Executive Vice President — Life Operations (since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President
(since 1997 and 1987–1996)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Stuart H. Reese, Executive Vice President —Investments 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Executive Vice President — Investments
(since 1999)

Babson Capital Management LLC

President and Chief Executive Officer
(since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company Executive Vice President (since 2001) Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President, Co-General Counsel and Secretary 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Senior Vice President (since 1999), Co-General Counsel (since 2004) and Secretary
(since 1988)

Massachusetts Mutual Life Insurance Company

Senior Vice President, Co-General and Secretary (since 2004)

Senior Vice President, Secretary and Deputy General Counsel (1999-2004)

Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and

Policyowners of MML Bay State Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of MML Bay State Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of MML Bay State Variable Life Separate Account I for the period ended December 31, 2003, and financial highlights for each year in the four-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MML Bay State Variable Life Separate Account I as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

February 23, 2005

MML Bay State Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

ASSETS
Investments
Number of shares	1,136,793	739,680	6,920,945	14,243,978	1,480,330	1,491,292	8,173,929	465,871	1,651,445	1,946,847	3,236,029	1,665,246	1,298,863

Identified cost	$7,295,765	$15,155,770	$122,382,686	$382,304,378	$20,501,474	$18,530,137	$8,165,249	$4,616,772	$79,860,811	$74,588,685	$81,157,019	$7,730,822	$23,500,187

Value	$8,321,325	$19,690,293	$107,361,009	$337,076,718	$22,042,117	$18,588,375	$8,165,305	$5,922,848	$72,614,029	$72,013,869	$95,495,221	$8,675,931	$30,588,223
Dividends receivable	-	-	-	-	-	-	9,988	-	-	-	-	-	-
Receivable from MML Bay State Life Insurance Company	90,825	1,831	-	-	-	4,490	-	33,081	33,922	155,129	111,214	29,389	34,855

Total assets	8,412,150	19,692,124	107,361,009	337,076,718	22,042,117	18,592,865	8,175,293	5,955,929	72,647,951	72,168,998	95,606,435	8,705,320	30,623,078

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	-	82,214	195,016	6,910	-	600,021	-	-	-	-	-	-

NET ASSETS (For variable life insurance policies)	$8,412,150	$19,692,124	$107,278,795	$336,881,702	$22,035,207	$18,592,865	$7,575,272	$5,955,929	$72,647,951	$72,168,998	$95,606,435	$8,705,320	$30,623,078

Outstanding units
Policyowners	8,174,398	16,330,157	43,600,550	132,138,551	24,642,465	8,790,117	5,162,052	3,907,696	36,346,157	27,509,055	39,587,071	4,497,586	22,737,979

UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Plus	-	-	3.68	4.38	0.85	3.25	1.94	-	-	-	1.09	-	1.19
Variable Life Select	1.03	1.21	1.72	1.91	0.93	1.77	1.34	1.52	2.00	2.62	2.97	1.94	1.52

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$98,480	$53,714	$2,821,820	$6,427,631	$381,505	$899,238	$64,187	$115,210	$-	$216,488	$1,036,074	$401,070	$-
Interest	-	-	114,229	225,734	-	38,508	1,338	-	-	-	-	-	-

Total income	98,480	53,714	2,936,049	6,653,365	381,505	937,746	65,525	115,210	-	216,488	1,036,074	401,070	-

Expenses
Mortality and expense risk fees	40,284	93,098	489,886	1,494,831	95,291	94,727	42,623	27,278	360,210	378,539	445,158	43,588	125,967

Net investment income (loss)	58,196	(39,384)	2,446,163	5,158,534	286,214	843,019	22,902	87,932	(360,210)	(162,051)	590,916	357,482	(125,967)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(112,034)	123,905	(8,737,884)	(21,301,949)	(374,500)	231,415	519	133,758	(979,043)	647,256	914,391	3,942	245,116
Change in net unrealized appreciation/ depreciation of investments	952,203	2,378,402	14,796,405	61,591,000	2,105,491	(287,371)	(467)	561,806	13,088,394	3,847,892	13,469,379	267,337	4,403,123

Net gain (loss) on investments	840,169	2,502,307	6,058,521	40,289,051	1,730,991	(55,956)	52	695,564	12,109,351	4,495,148	14,383,770	271,279	4,648,239

Net increase (decrease) in net assets resulting from operations	898,365	2,462,923	8,504,684	45,447,585	2,017,205	787,063	22,954	783,496	11,749,141	4,333,097	14,974,686	628,761	4,522,272

Capital transactions:
Transfer of net premiums	1,128,438	2,610,414	11,696,434	38,547,706	3,078,693	2,073,750	1,358,372	746,108	10,186,712	9,244,885	8,897,210	1,002,093	3,033,161
Transfers due to death benefits	(18,693)	(41,911)	(717,644)	(865,449)	(13,577)	(770,769)	(180,483)	(22,284)	(93,904)	(55,299)	(128,759)	(17,637)	(53,029)
Transfers due to withdrawal of funds	(304,130)	(731,239)	(6,868,102)	(16,641,281)	(624,593)	(991,895)	(2,133,928)	(174,138)	(3,547,886)	(4,212,450)	(3,976,689)	(426,668)	(983,366)
Transfers due to policy loans, net of repayments	(176,105)	(317,057)	(1,631,375)	(5,043,641)	(289,614)	(120,384)	(181,372)	(64,764)	(970,694)	(974,162)	(1,341,776)	(7,069)	(533,642)
Transfers due to cost of insurance	-	-	(188,489)	(313,252)	-	(41,553)	(5,957)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(548,574)	(1,177,660)	(8,088,726)	(24,796,627)	(1,065,198)	(1,384,551)	(686,607)	(345,690)	(5,238,544)	(5,136,474)	(5,682,991)	(614,856)	(1,721,450)
Transfers between divisions and to/from Guaranteed Principal Account	783,543	1,945,290	(1,436,510)	(4,953,998)	831,856	(1,268,423)	(767,699)	659,220	(1,610,678)	(294,139)	2,499,349	270,496	2,374,744

Net increase (decrease) in net assets resulting from capital transactions	864,479	2,287,837	(7,234,412)	(14,066,542)	1,917,567	(2,503,825)	(2,597,674)	798,452	(1,274,994)	(1,427,639)	266,344	206,359	2,116,418

Total increase (decrease)	1,762,844	4,750,760	1,270,272	31,381,043	3,934,772	(1,716,762)	(2,574,720)	1,581,948	10,474,147	2,905,458	15,241,030	835,120	6,638,690
NET ASSETS, at beginning of the year	6,649,306	14,941,364	106,008,523	305,500,659	18,100,435	20,309,627	10,149,992	4,373,981	62,173,804	69,263,540	80,365,405	7,870,200	23,984,388

NET ASSETS, at end of the year	$8,412,150	$19,692,124	$107,278,795	$336,881,702	$22,035,207	$18,592,865	$7,575,272	$5,955,929	$72,647,951	$72,168,998	$95,606,435	$8,705,320	$30,623,078

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends (Note 3B)	$65,690	$50,312	$2,571,455	$4,832,843	$237,779	$1,108,632	$73,153	$7,308	$-	$224,558	$475,983	$422,505	$-
Interest (Note 3D)	-	-	29,484	59,588	-	7,122	1,691	-	-	-	-	-	-

Total income	65,690	50,312	2,600,939	4,892,431	237,779	1,115,754	74,844	7,308	-	224,558	475,983	422,505	-

Expenses
Mortality and expense risk fees (Note 7B)	29,224	65,645	453,688	1,277,682	65,819	103,677	59,435	18,736	306,568	325,118	337,917	39,138	92,151

Net investment income (loss) (Note 3C)	36,466	(15,333)	2,147,251	3,614,749	171,960	1,012,077	15,409	(11,428)	(306,568)	(100,560)	138,066	383,367	(92,151)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(233,809)	(232,442)	(7,949,899)	(24,159,852)	(649,527)	88,992	(61)	16,051	(1,624,374)	(764,256)	(637,278)	(82,878)	(380,467)
Change in net unrealized appreciation/ depreciation of investments	1,610,328	3,340,450	22,417,154	85,921,101	3,920,697	(58,578)	553	930,670	14,278,261	16,879,692	24,309,406	835,345	6,730,405

Net gain (loss) on investments	1,376,519	3,108,008	14,467,255	61,761,249	3,271,170	30,414	492	946,721	12,653,887	16,115,436	23,672,128	752,467	6,349,938

Net increase (decrease) in net assets resulting from operations	1,412,985	3,092,675	16,614,506	65,375,998	3,443,130	1,042,491	15,901	935,293	12,347,319	16,014,876	23,810,194	1,135,834	6,257,787

Capital transactions: (Note 6)
Transfer of net premiums	1,076,318	2,304,791	13,051,017	42,658,785	2,938,609	2,425,711	1,235,164	661,645	11,346,952	10,272,835	9,133,137	1,050,781	2,777,238
Transfers of surrender values	(238,196)	(609,042)	(4,750,625)	(13,358,148)	(436,334)	(994,866)	(1,716,694)	(230,263)	(2,945,535)	(2,763,411)	(2,942,012)	(337,027)	(1,116,457)
Transfers due to death benefits	(42,187)	(13,948)	(502,417)	(1,130,340)	(28,299)	(74,507)	(242,867)	(4,153)	(79,261)	(160,283)	(138,227)	(7,234)	(62,267)
Transfers due to policy loans, net of repayments (Note 3D)	(41,484)	(125,328)	(1,323,375)	(4,047,843)	(192,878)	(141,426)	(104,604)	(27,125)	(664,056)	(638,657)	(867,033)	(148,875)	(350,727)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	409	(5,598)	4,548	81,450	4,205	5,327	(1,566)	2,025	4,259	(6,516)	(11,180)	(332)	(205)
Transfers due to charges for administrative and insurance costs	(468,421)	(1,044,104)	(8,374,270)	(25,374,147)	(940,540)	(1,639,960)	(824,160)	(286,887)	(5,376,912)	(5,231,200)	(5,223,476)	(610,530)	(1,492,880)
Transfers due to cost of insurance	-	-	(167,087)	(384,993)	-	(43,667)	(2,051)	-	-	-	-	-	-
Transfers between divisions and to/from Guaranteed Principal Account	435,087	1,697,875	(1,248,254)	(4,855,555)	2,298,395	(200,478)	(480,681)	528,595	(1,732,269)	(986,514)	362,024	793,501	1,479,877

Net increase (decrease) in net assets resulting from capital transactions	721,526	2,204,646	(3,310,463)	(6,410,791)	3,643,158	(663,866)	(2,137,459)	643,837	553,178	486,254	313,233	740,284	1,234,579

Total increase (decrease)	2,134,511	5,297,321	13,304,043	58,965,207	7,086,288	378,625	(2,121,558)	1,579,130	12,900,497	16,501,130	24,123,427	1,876,118	7,492,366

NET ASSETS, at beginning of the year	4,514,795	9,644,043	92,704,480	246,535,452	11,014,147	19,931,002	12,271,550	2,794,851	49,273,307	52,762,410	56,241,978	5,994,082	16,492,022

NET ASSETS, at end of the year	$6,649,306	$14,941,364	$106,008,523	$305,500,659	$18,100,435	$20,309,627	$10,149,992	$4,373,981	$62,173,804	$69,263,540	$80,365,405	$7,870,200	$23,984,388

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982, by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment, Variable Life (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy known as Variable Life.

On August 4, 1988, MML Bay State established a second segment, Variable Life Plus (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Plus.

On July 24, 1995, MML Bay State established a third segment, Variable Life Select (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Select.

Variable Life, Variable Life Plus and Variable Life Select policies are no longer offered for sale. Owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MML Bay State’s other assets and liabilities. Separate Account I assets are not chargeable with liabilities arising out of any other business MML Bay State may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of thirteen divisions as follows:

American Century® Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the Separate Account I’s policyowners: American Century® VP Income & Growth Fund. American Century Investment Management, Inc. is the investment adviser to the Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account I’s policyowners: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with six of its fourteen separate series available to the Separate Account I’s policyowners: MML Blend Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. Babson Capital Management LLC (“Babson Capital”) (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II).

Notes To Financial Statements (Continued)

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with four of its Funds available to the Separate Account I’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account I’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the thirteen divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. Also, the general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A. Investment	Valuation

Investments in the investment divisions are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

B. Accounting	for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment divisions.

C. Federal	Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MML Bay State’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of Separate Account I are credited to the policies. Accordingly, MML Bay State does not intend to make any charge to Separate Account I’s divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 7B for charges associated with the policies.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Policy	Loan

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policyowner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5-6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is selected each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at either a fixed interest rate generally equal to 3-4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

Notes To Financial Statements (Continued)

G. Policyowner’s	Share of Net Assets

The policyowner’s share of net assets in each division of the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges, as noted in Note 7B, that are assessed as a redemption of units are a reduction of premiums. Charges that are assessed as a reduction in units are a reduction of assets.

4.	RELATED PARTY TRANSACTIONS

A. Sales	Agreements

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, served as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, served as the co-underwriter for most of the policies pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable product agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MML Bay State on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the policies.

B. Receivable	from/Payable to MML Bay State

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Cost of purchases	$1,707,856	$3,488,957	$9,286,665	$24,982,338	$4,724,233	$2,852,448	$5,432,682	$1,437,102	$5,489,513	$5,304,884	$7,242,911	$1,619,977	$4,049,832
Proceeds from sales	(874,863)	(1,238,530)	(14,204,384)	(34,170,296)	(2,485,970)	(4,651,526)	(7,442,558)	(611,260)	(7,176,294)	(7,075,765)	(6,503,793)	(1,087,037)	(2,111,383)

6. NET INCREASE (DECREASE) IN OUTSTANDING UNITS The changes in outstanding units for the two years ended December 31, 2004 were as follows:
December 31, 2004	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Units purchased	1,230,120	2,500,942	5,445,421	18,265,293	3,800,083	1,092,647	909,628	573,529	5,872,275	3,822,564	4,350,523	603,056	2,534,155
Units withdrawn	(1,105,728)	(2,116,578)	(7,374,941)	(20,895,100)	(2,321,956)	(1,612,499)	(2,341,101)	(448,448)	(5,761,515)	(4,283,382)	(4,938,523)	(649,091)	(2,490,102)
Units transferred between divisions and to/from GPA	789,175	1,716,154	(1,069,538)	(2,876,631)	857,410	(544,565)	(310,283)	461,790	(817,923)	(108,118)	1,338,039	149,070	1,654,948

Net increase (decrease)	913,567	2,100,518	(2,999,058)	(5,506,438)	2,335,537	(1,064,417)	(1,741,756)	586,871	(707,163)	(568,936)	750,039	103,035	1,699,001

December 31, 2003	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Units purchased	1,448,956	2,662,602	6,922,885	24,480,082	4,122,682	1,362,812	868,044	610,880	7,766,008	4,975,344	5,669,365	645,170	2,967,829
Units withdrawn	(947,289)	(1,899,353)	(7,264,900)	(23,479,958)	(2,060,500)	(1,440,500)	(2,346,187)	(456,407)	(6,285,350)	(4,231,212)	(5,485,817)	(808,551)	(3,013,796)
Units transferred between divisions and to/from GPA	417,011	1,732,106	(900,604)	(3,104,503)	2,786,236	(3,340)	25,994	395,700	(1,104,993)	(519,853)	132,436	627,791	1,087,945

Net increase (decrease)	918,678	2,495,355	(1,242,619)	(2,104,379)	4,848,418	(81,028)	(1,452,149)	550,173	375,665	224,279	315,984	464,410	1,041,978

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units			Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value (Lowest to Highest)	Net Assets

American Century® VP Income & Growth Division	Total		Total
2004	8,174,398	$1.03	$8,412,150	1.34%	0.55%	12.37%
2003	7,260,831	0.92	6,649,306	1.23	0.55	28.64
2002	6,342,153	0.71	4,514,795	0.47	0.55	(19.81)
2001	5,168,553	0.89	4,588,465	0.27	0.55	(8.86)
2000	4,154,418	0.97	4,046,622	(0.10)	0.55	(11.17)

Fidelity® VIP Contrafund® Division
2004	16,330,157	1.21	19,692,124	0.32	0.55	14.84
2003	14,229,639	1.05	14,941,364	0.42	0.55	27.76
2002	11,734,284	0.82	9,644,043	0.28	0.55	(9.84)
2001	13,714,302	0.91	12,502,387	2.52	0.55	(12.76)
2000	8,009,142	1.04	8,366,292	8.18	0.55	(7.17)

MML Blend Division
2004	43,600,550	1.72 to 3.68	107,278,795	2.68	0.25 to 0.55	8.09 to 8.41
2003	46,599,608	1.59 to 6.27	106,008,523	2.66	0.25 to 0.55	18.06 to 18.41
2002	47,842,227	1.35 to 5.29	92,704,480	2.52	0.25 to 0.55	(12.01) to (11.75)
2001	48,242,730	1.53 to 6.00	108,441,151	19.22	0.25 to 0.55	(6.27) to (5.99)
2000	48,764,038	1.63 to 6.38	119,397,351	16.51	0.25 to 0.55	(0.53) to (0.23)

MML Equity Division
2004	132,138,551	1.91 to 4.38	336,881,702	2.07	0.25 to 0.55	15.21 to 15.56
2003	137,644,989	1.65 to 8.36	305,500,659	1.84	0.25 to 0.55	26.79 to 27.17
2002	139,749,368	1.30 to 6.57	246,535,452	2.42	0.25 to 0.55	(19.99) to (19.75)
2001	139,986,961	1.63 to 8.19	310,858,683	28.03	0.25 to 0.55	(15.19) to (14.93)
2000	135,653,094	1.92 to 9.63	364,315,014	8.50	0.25 to 0.55	2.31 to 2.60

MML Equity Index Division
2004	24,642,465	0.85 to 0.93	22,035,207	1.96	0.40 to 0.55	9.99 to 10.16
2003	22,306,928	0.77 to 0.84	18,100,435	1.74	0.40 to 0.55	27.61 to 27.80
2002	17,458,510	0.60 to 0.66	11,014,147	0.78	0.40 to 0.55	(22.71) to (22.60)
2001	18,396,578	0.78 to 0.86	15,080,061	0.72	0.40 to 0.55	(12.66) to (12.53)
2000	12,769,190	0.89 to 0.98	14,910,679	0.56	0.40 to 0.55	(11.27) to (9.98)

MML Managed Bond Division
2004	8,790,117	1.77 to 3.25	18,592,865	4.67	0.25 to 0.55	3.90 to 4.21
2003	9,854,534	1.70 to 5.76	20,309,627	5.28	0.25 to 0.55	5.01 to 5.33
2002	9,935,562	1.62 to 5.46	19,931,002	5.90	0.25 to 0.55	7.81 to 8.13
2001	8,312,399	1.50 to 5.05	15,863,571	6.50	0.25 to 0.55	7.30 to 7.62
2000	7,396,066	1.40 to 4.70	13,325,257	5.33	0.25 to 0.55	10.64 to 10.91

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units			Investment Income Ratio[1]	Expenses Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value (Lowest to Highest)	Net Assets

MML Money Market Division	Total		Total
2004	5,162,052	$1.34 to $1.94	$7,575,272	0.76%	0.25% to 0.55%	0.24% to 0.54%
2003	6,903,808	1.33 to 3.15	10,149,992	0.64	0.25 to 0.55	0.07 to 0.37
2002	8,355,957	1.33 to 3.14	12,271,550	0.78	0.25 to 0.55	0.73 to 1.04
2001	8,530,823	1.32 to 3.10	12,455,659	3.38	0.25 to 0.55	3.10 to 3.42
2000	12,261,973	1.28 to 3.00	16,907,307	5.39	0.25 to 0.55	5.48 to 5.78

MML Small Cap Equity Division
2004	3,907,696	1.52	5,955,929	2.32	0.55	15.72
2003	3,320,825	1.32	4,373,981	0.21	0.55	30.57
2002	2,770,652	1.01	2,794,851	(0.37)	0.55	(12.32)
2001	3,360,509	1.15	3,866,224	0.32	0.55	2.79
2000	1,075,423	1.12	1,203,729	0.79	0.55	13.08

Oppenheimer Aggressive Growth Division
2004	36,346,157	2.00	72,647,951	-	0.55	19.12
2003	37,053,320	1.68	62,173,804	-	0.55	24.90
2002	36,677,655	1.34	49,273,307	0.12	0.55	(28.19)
2001	34,318,252	1.87	64,199,949	15.67	0.55	(31.65)
2000	31,172,865	2.74	85,315,629	3.01	0.55	(11.79)

Oppenheimer Capital Appreciation Division
2004	27,509,055	2.62	72,168,998	0.31	0.55	6.35
2003	28,077,991	2.47	69,263,540	0.38	0.55	30.23
2002	27,853,712	1.89	52,762,410	0.04	0.55	(27.26)
2001	27,167,147	2.60	70,748,024	9.38	0.55	(13.06)
2000	24,265,269	3.00	72,682,540	5.78	0.55	(0.78)

Oppenheimer Global Securities Division
2004	39,587,071	1.09 to 2.97	95,606,435	1.23	0.40 to 0.55	18.51 to 18.69
2003	38,837,032	0.92 to 2.51	80,365,405	0.75	0.40 to 0.55	42.24 to 42.54
2002	38,521,048	0.64 to 1.76	56,241,978	-	0.40 to 0.55	(22.56) to (22.45)
2001	35,796,917	0.83 to 2.28	67,677,753	13.21	0.40 to 0.55	(12.52) to (12.39)
2000	31,404,690	0.95 to 2.60	68,388,257	11.94	0.40 to 0.55	(5.45) to 4.54

Oppenheimer Strategic Bond Division
2004	4,497,586	1.94	8,705,320	5.06	0.55	8.08
2003	4,394,551	1.79	7,870,200	5.93	0.55	17.42
2002	3,930,141	1.53	5,994,082	6.92	0.55	6.86
2001	3,510,205	1.43	5,010,213	5.55	0.55	4.27
2000	3,206,370	1.37	4,389,181	7.49	0.55	2.08

T. Rowe Price Mid-Cap Growth Division
2004	22,737,979	1.19 to 1.52	30,623,078	-	0.40 to 0.55	17.69 to 17.87
2003	21,038,978	1.01 to 1.29	23,984,388	-	0.40 to 0.55	37.63 to 37.83
2002	19,997,000	0.73 to 0.94	16,492,022	(0.47)	0.40 to 0.55	(21.68) to (21.56)
2001	17,806,216	0.94 to 1.19	18,618,883	(0.47)	0.40 to 0.55	(1.47) to (1.32)
2000	14,292,331	0.95 to 1.21	15,129,586	0.87	0.40 to 0.55	(5.06) to 6.86

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests.

[2]	The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses charges associated with the policies. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	$4 - $30 per month
These charges are assessed through the redemption of units.

Mortality and Expense Risk Charge	Annual Rate: 0.25% - 0.55% of the policy’s average daily net
These charges are assessed through reduction in unit values.	assets in Separate Account I.

Loan Interest Rate Expense Charge	0.90% of loaned amount
These charges are assessed through the redemption of units.

Rider Charge:

A. Accidental Death Benefit	$0.06591 per $1,000 of coverage
These charges are assessed through the redemption of units.

B. Death Benefit Guarantee	$0.01 per $1,000 of face amount
These charges are assessed through the redemption of units.

C. Insurability Protection	$0.043 per $1,000 of coverage
These charges are assessed through the redemption of units.

D. Children’s Term	$0.20 per $1,000 of insurance risk
These charges are assessed through the redemption of units.

E. Renewable Term	$1.53 per $1,000 of insurance risk
These charges are assessed through the redemption of units.

F. Waiver of Monthly Charges	$1.00 of monthly deduction
These charges are assessed through the redemption of units.

Independent Auditors’ Report

The Board of Directors and Shareholder of

MML Bay State Life Insurance Company:

We have audited the accompanying statutory statement of financial position of MML Bay State Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of MML Bay State Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$189.5	$145.5
Policy loans	65.7	61.6
Other investments	3.3	—
Cash, cash equivalents and short-term investments	17.2	23.8

Total invested assets	275.7	230.9

Accrued investment income	2.7	2.2
Insurance amounts receivable	3.3	7.8
Deferred income taxes	11.2	9.6
Federal income tax receivable	—	2.1

Total assets excluding separate accounts	292.9	252.6

Separate account assets	4,014.3	3,859.7

Total assets	$4,307.2	$4,112.3

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$79.4	$71.8
Deposit fund balances	3.9	5.0
Policyholders’ claims and other benefits	5.3	3.8
Transfers due (from) separate accounts	(46.4)	(52.4)
Payable to affiliate	2.6	6.7
Federal income taxes	8.9	—
Other liabilities	16.7	8.9

Total liabilities excluding separate accounts	70.4	43.8

Separate account liabilities	4,014.3	3,859.7

Total liabilities	4,084.7	3,903.5

Shareholder’s equity:

Common stock, $200 par value 25,000 shares authorized 12,501 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	146.7	146.7
Surplus	73.3	59.6

Total shareholder’s equity	222.5	208.8

Total liabilities and shareholder’s equity	$4,307.2	$4,112.3

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$84.1	$91.8	$109.4
Net investment income	12.2	10.9	8.0
Fees and other income	73.5	81.2	75.8

Total revenue	169.8	183.9	193.2

Benefits and expenses:

Policyholders’ benefits and payments	121.9	130.2	108.6
(Decrease) increase in policyholders’ reserves and funds	(5.8)	(12.3)	39.8
Operating expenses	19.0	11.3	16.7
Commissions	6.7	7.2	8.5
State taxes, licenses and fees	2.7	3.0	3.6

Total benefits and expenses	144.5	139.4	177.2

Net gain from operations before federal income taxes	25.3	44.5	16.0

Federal income tax (benefit) expense	(22.0)	9.6	1.3

Net gain from operations	47.3	34.9	14.7

Net realized capital gains	—	—	—

Net income	$47.3	$34.9	$14.7

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Shareholder’s equity, beginning of year	$208.8	$194.0	$180.3

Increase (decrease) due to:
Net income	47.3	34.9	14.7
Dividend paid	(34.0)	(19.0)	—
Change in net deferred income taxes	(19.3)	(2.5)	0.1
Change in non-admitted assets	20.9	2.7	—
Change in asset valuation reserves	(0.5)	(0.5)	(0.5)
Change in reserve valuation bases	—	—	(0.6)
Cumulative adjustments	—	(0.7)	—
Other	(0.7)	(0.1)	—

Net increase	13.7	14.8	13.7

Shareholder’s equity, end of year	$222.5	$208.8	$194.0

See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$159.3	$177.9	$191.1
Net investment income	12.8	11.9	7.3
Benefit payments	(117.0)	(134.0)	(104.0)
Net transfers from (to) separate accounts	19.4	26.5	(11.6)
Commissions, expenses and taxes paid	6.7	(36.3)	(19.9)

Net cash provided by operating activities	81.2	46.0	62.9

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	65.2	37.8	20.2
Other investments	0.1	—	0.2

	65.3	37.8	20.4

Cost of investments acquired:
Bonds	(110.1)	(72.3)	(102.4)
Other investments	(4.4)	1.0	—

	(114.5)	(71.3)	(102.4)
Disbursements of policy loans, net of repayments	(4.0)	(0.4)	(3.0)

Net cash applied in investing activities	(53.2)	(33.9)	(85.0)

Cash flows from financing and other activities:
Net (withdrawals) deposits on deposit-type contracts	(1.2)	1.5	1.1
Cash applied for dividends to stockholder	(34.0)	(19.0)	—
Other cash provided (applied)	0.6	(6.8)	15.2

Net cash (applied) provided by financing and other activities	(34.6)	(24.3)	16.3

Net decrease in cash, cash equivalents and short-term investments	(6.6)	(12.2)	(5.8)
Cash, cash equivalents and short-term investments, beginning of year	23.8	36.0	41.8

Cash, cash equivalents and short-term investments, end of year	$17.2	$23.8	$36.0

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. The accompanying statutory financial statements include the accounts of MML Bay State Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”) and an indirect subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with appropriate estimates of future mortality and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against shareholder’s equity whereas GAAP records these assets net of any valuation allowance; (g) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (h) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity credit-related declines in the value of bonds, whereas GAAP does not require this reserve; (i) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments are deferred into the interest maintenance reserve

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

(“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (j) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses are presented as comprehensive income; and (k) certain annuity contracts are maintained in the separate accounts, whereas GAAP would report these contracts in the general assets and liabilities of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, investment valuation reserves, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

d.	Other investments

Other investments consist of unaffiliated common stocks and mortgage loans.

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in shareholder’s equity. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of residential mortgage loan pools. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

e.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

f.	Accrued investment income

Accrued investment income consists primarily of interest income. Interest is recognized on an accrual basis and recorded as earned. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; and (d) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

g.	Non-admitted assets

Assets designated as non-admitted by the NAIC include premium greater than 90 days past due and the amount of the deferred tax asset that will not be realized by the end of the next calendar year. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

h.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and accordingly, are not recorded in net income.

i.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $0.9 million and $1.0 million, respectively.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $1.0 million decrease in shareholder’s equity.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

j.	Deposit fund balances

Reserves for investment-type contracts such as supplementary contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

k.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

l.	Other liabilities

Other liabilities primarily include an asset valuation reserve (“AVR”), amounts payable under reinsurance contracts, and due and accrued expenses. The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

n.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

o.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital gains of less than $0.1 million in 2004, 2003 and 2002 were deferred into the IMR.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold.

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

3.	New accounting standards

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

4.	Cumulative adjustments

During 2003, the Company adjusted its level of separate account reserves and its method of estimating fees from separate accounts by $4.6 million, of which $2.4 million and $1.8 million were related to 2002 and 2001, respectively. Partially offsetting this amount was a $2.5 million adjustment for 2002 experience rating refunds. These were recorded as a change in shareholder’s equity. The pro forma impact of these adjustments would have been a decrease in net income of $0.1 million for 2002 and an increase in net income of $1.2 million for 2001.

During 2003, the Company established a payable to reimburse MassMutual for taxes paid, on behalf of the Company, related to prior year management fee income. The management fee income was transferred from MassMutual to the Company in 2001. The tax adjustment, recorded in 2003, resulted in a decrease in the Company’s shareholder’s equity of $3.2 million and a corresponding increase in the payable to affiliate.

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5.6	$0.1	$—	$5.7
Asset-backed securities	8.7	0.1	—	8.8
Mortgage-backed securities	79.3	0.3	0.6	79.0
Corporate debt securities	83.9	2.3	0.3	85.9
Utilities	12.0	0.2	—	12.2

	$189.5	$3.0	$0.9	$191.6

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$4.9	$0.3	$—	$5.2
Asset-backed securities	7.0	0.1	—	7.1
Mortgage-backed securities	59.7	0.4	0.7	59.4
Corporate debt securities	67.6	2.1	0.4	69.3
Utilities	6.3	0.1	—	6.4

	$145.5	$3.0	$1.1	$147.4

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$4.9	$4.9
Due after one year through five years	29.2	29.7
Due after five years through ten years	58.8	60.5
Due after ten years	8.6	8.7

	101.5	103.8
Asset and mortgage-backed securities	88.0	87.8

	$189.5	$191.6

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$22.4	$4.5	$9.8
Gross realized capital gains	0.2	0.2	0.1
Gross realized capital losses	0.1	—	0.1

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds were less than $0.1 million during the year ended December 31, 2004, and were included in realized capital losses. There were no other-than-temporary impairments on bonds during the years ended December 31, 2003 and 2002.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$—	$—	—	$0.8	$—	1
Asset-backed securities	1.9	—	4	—	—	—
Mortgage-backed securities	33.9	0.3	30	12.2	0.3	10
Corporate debt securities	16.7	0.2	31	4.0	0.1	8
Utilities	1.9	—	4	0.5	—	3

	$54.4	$0.5	69	$17.5	$0.4	22

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$—	$—	—	$—	$—	—
Asset-backed securities	2.4	—	4	0.8	—	1
Mortgage-backed securities	38.6	0.6	40	1.6	0.1	2
Corporate debt securities	10.4	0.4	22	—	—	—
Utilities	2.4	—	7	—	—	—

	$53.8	$1.0	73	$2.4	$0.1	3

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in mortgage-backed securities and corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Other investments

Other investments include unaffiliated common stocks and mortgage loans. At December 31, 2004, the carrying value of unaffiliated commons stocks and mortgage loans was less than $0.1 million and $3.3 million, respectively. The Company did not have any unaffiliated common stocks or mortgage loans at December 31, 2003.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company is not exposed to any significant concentrations of credit risk in other investments.

c.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$8.1	$7.0	$3.4
Policy loans	3.8	3.8	3.7
Cash, cash equivalents and short-term investments	0.4	0.3	1.0
Other investments	0.1	—	0.1

Gross investment income	12.4	11.1	8.2
Less investment expenses	(0.2)	(0.2)	(0.2)

Total net investment income	$12.2	$10.9	$8.0

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$189.5	$191.6	$145.5	$147.4
Policy loans	65.7	65.7	61.6	61.6
Mortgage loans	3.3	3.3	—	—
Cash, cash equivalents and short-term investments	17.2	17.2	23.8	23.8

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 90% of bond securities and internal models were the pricing sources for 10% of bond securities.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $12.2 million, $10.0 million and $13.8 million in 2004, 2003 and 2002, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. No premium income was ceded to MassMutual in 2004, 2003 and 2002. An experience refund of $4.2 million, $4.9 million and $3.6 million was ceded to the Company in 2004, 2003 and 2002, respectively. Fees and other income included $1.6 million, $2.6 million, and $0.4 million of expense allowances from MassMutual in 2004, 2003 and 2002, respectively. In addition, a modified coinsurance adjustment of $12.3 million, $12.5 million and $10.0 million was ceded to MassMutual in 2004, 2003 and 2002, respectively. Policyholders’ benefits of $1.3 million, $3.3 million and $4.3 million were ceded to MassMutual in 2004, 2003 and 2002, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.43% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $35.5 million in 2004, $35.7 million in 2003 and $16.8 million in 2002 and it was not exceeded in any of the years. Premium income of $0.5 million, $0.5 million and $0.2 million was ceded to MassMutual under this stop-loss agreement in 2004, 2003 and 2002, respectively.

The Company has a reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis (“YRT”). Premium income of $7.7 million, $6.4 million, and $9.2 million was ceded to MassMutual under these YRT agreements in 2004, 2003 and 2002, respectively. Policyholders’ benefits of $5.1 million, $3.5 million and $3.0 million were ceded to MassMutual under these YRT agreements in 2004, 2003 and 2002, respectively.

During 2002, the Company became a wholly-owned stock life insurance subsidiary of C.M. Life through the contribution of all of the Company’s outstanding shares of common stock from MassMutual to C.M. Life. This transaction was in the form of a related party capital contribution and is therefore considered a non-economic transaction. The transaction was recorded at existing book value and no realized capital gain or loss was recognized.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $23.9 million.

Premium ceded to unaffiliated insurers were $15.0 million, $14.6 million and $13.8 million and reinsurance recoveries were $13.1 million, $18.8 million and $15.5 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $31.3 million and $31.5 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $2.4 million and $2.6 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 41% of the outstanding reinsurance recoverable and the next largest reinsurer had 25% of the balance.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Variable life	$74.2	3.0%-5.5%	$63.5	3.0% - 5.5%
Individual annuities	5.2	4.8%-7.3%	8.3	5.0% - 7.3%

Total	$79.4		$71.8

b.	Deposit fund balances

Supplementary contracts of $3.9 million and $5.0 million as of December 31, 2004 and 2003, respectively, were included in deposit fund balances. Interest rates credited on supplementary contracts was 3.0% at December 31, 2004 and 2003.

10.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of shareholder’s equity. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$37.5	$56.4
Total deferred tax liabilities	(0.6)	(0.2)

Net deferred tax asset	36.9	56.2
Deferred tax assets non-admitted	(25.7)	(46.6)

Net admitted deferred tax asset	$11.2	$9.6

Decrease in non-admitted asset	$20.9	$2.7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax (benefit) expense	$(22.0)	$9.6	$1.3
Federal income tax expense on net capital gains	0.1	—	—

Federal income tax (benefit) expense	$(21.9)	$9.6	$1.3

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Policy acquisition costs	$27.1	$50.4
Reserve items	4.0	2.7
Investment items	3.8	3.1
Other	2.6	0.2

Total deferred tax assets	37.5	56.4
Non-admitted deferred tax assets	(25.7)	(46.6)

Admitted deferred tax assets	11.8	9.8

Deferred tax liabilities:
Deferred and uncollected premium	0.5	0.1
Reserve items	0.1	0.1

Total deferred tax liabilities	0.6	0.2

Net admitted deferred tax assets	$11.2	$9.6

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$(18.9)	$(3.7)
Change in deferred tax liabilities	(0.4)	1.2

Decrease in net deferred tax asset	$(19.3)	$(2.5)

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$8.9	$15.6	$5.6
Investment items	(11.2)	(3.1)	2.9
Change in reserve valuation basis	—	—	(0.2)
Other	(0.3)	(0.4)	0.8

Total	$(2.6)	$12.1	$9.1

Federal income tax (benefit) expense	$(21.9)	$9.6	$1.3
Change in net deferred income taxes	19.3	2.5	7.8

Total statutory income tax (benefit) expense	$(2.6)	$12.1	$9.1

During the years ended December 31, 2004 and 2002, the Company received federal income tax refunds in the amount of $32.9 million and $14.8 million, respectively. In 2003, the Company paid federal income taxes in the amount of $23.5 million. As of December 31, 2004, federal income taxes paid in the prior years that will be available for recovery in the event of future net losses were $4.6 million in 2003.

The American Jobs Creation Act of 2004, enacted October 22, 2004, provides various tax relief provisions primarily to benefit manufacturers and small businesses. In addition, the tax rules applying to U.S. multinational businesses generally were liberalized. These changes are not expected to materially impact the Company’s financial position or results of operations.

The Company plans to file its 2004 federal income tax return on a consolidated basis with MassMutual and MassMutual’s eligible subsidiaries and certain affiliates. MassMutual and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

In 2004, the Company settled tax issues with the United States Internal Revenue Service (“IRS”) subsequent to the examination of the Company’s income tax returns for the years 1995 through 1997. As a result of the settlement, the Company’s tax liability, paid prior to December 31, 2003, was reduced by $23.5 million. The IRS is currently examining 1998 through 2000. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

11.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $47.3 million of shareholder’s equity is available for distribution to the shareholder in 2005 without prior regulatory approval. In 2004, the Company paid $34.0 million in dividends to its parent, C.M. Life.

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of $10.4 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

d.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, which totaled $0.9 million. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$5.2	2%
At fair value	218.2	96

Subtotal	223.4	98
Subject to discretionary withdrawal -
At book value without fair value adjustment	3.9	2

Total	$227.3	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$5.2
Deposit fund balances	3.9

Subtotal	9.1
Separate Account Annual Statement:
Annuities	218.2

Total	$227.3

b.	Separate accounts

Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2004 is as follows:

	Guaranteed	Non - Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$—	$95.8	$95.8

Reserves:
For accounts with assets at:
Fair value	$—	$3,190.7	$3,190.7
Amortized cost	755.7	—	755.7

Total reserves	755.7	3,190.7	3,964.4
Non-policy liabilities	—	67.9	67.9

Total	$755.7	$3,258.6	$4,014.3

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$—	$462.6	$462.6
At fair value	—	2,442.7	2,442.7
At book value without fair value adjustment and with current surrender charge less than 5%	755.7	285.4	1,041.1

Subtotal	755.7	3,190.7	3,946.4
Non-policy liabilities	—	67.9	67.9

Total	$755.7	$3,258.6	$4,014.3

For the year ended December 31, 2004, net transfers from separate accounts of $13.4 million were included in the statutory statements of income.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the exchange of bonds for bonds of $4.7 million, $1.7 million and $3.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

15.	Affiliated companies

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned by MassMutual, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

MML Bay State directors and officers are indemnified under Article V of the by-laws of the Company, as set forth below.

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (c) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (d) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATIONS UNDER SECTION 26 (e)(2)(A)

OF THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

CONTENTS OF POST-EFFECTIVE Amendment No. 17

This Post-effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross Reference to items required by Form N-8B-2

The Prospectus consisting of 56 pages.

The Undertaking to File Reports.

The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:

	1.	KPMG LLP, independent registered public accounting firm and Deloitte & Touche LLP, independent registered public accounting firm;

	2.	Counsel opining as to the legality of securities being registered;

	3.	Not applicable.

The following Exhibits:

99.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

	A.1.	Resolution of Board of Directors of MML Bay State establishing the Separate Account.[1]

	2.	Not applicable.

	3.	Distribution Contracts:

		a.	Form of Distribution Servicing Agreement between MML Investors Services, Inc. and MML Bay State.[2]

		b.	Not applicable.

		c.	Not applicable.

	4.	Not applicable.

	5.	Form of Flexible Premium Variable Whole Life Insurance Policy.[1]

	6.	a.	Certificate of Incorporation of MML Bay State.[1]

		b.	By-Laws of MML Bay State.[1]

	7.	Not applicable.

	8.	Form of Participation Agreements.

		a.	Oppenheimer Variable Account Funds[3]

		b.	T. Rowe Price Equity Series, Inc.[4]

	9.	Not applicable.

	10.	Form of Application for a flexible premium variable whole life insurance policy.[1]

	11.	SEC Procedures Memorandum describing MML Bay State’s issuance, transfer, and redemption procedures for the Policy.[5]

B.	Opinion and Consent of Counsel as to the legality of the securities being registered.*

C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

D.	Not applicable.

E.	a.	Consent of Independent Registered Public Accounting Firm– KPMG LLP*

	b.	Consent of Independent Registered Public Accounting Firm– Deloitte & Touche LLP*

F.	Not Applicable.

G.	1.	a.	Powers of Attorney[6]

		b.	Howard Gunton and Norman A. Smith[7]

1	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 33-19605 filed with the Commission as an exhibit on April 26, 1998.
2	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-82060 filed with the Commission as an exhibit effective May 1, 1996.
3	Incorporated by reference to Initial Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
4	Incorporated by reference to Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
5	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-88493, filed with the Commission as an exhibit on Form N-6 in April, 2005.
6	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 33-82060 filed with the Commission as an exhibit on April 27, 2004.
7	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 33-82060, filed with the Commission as an exhibit on Form N-6 on February 4, 2005.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 17 to Registration Statement No. 33-19605 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 17 to Registration Statement No. 33-19605 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2005.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Robert J. O’Connell*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer MML Bay State Life Insurance Company

/s/ Robert Liguori	On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

* Robert Liguori

As required by the Securities Act of 1933, this Post-Effective Amendment No. 17 to Registration Statement No. 33-19605 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ ROBERT J. O’CONNELL*	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005
Robert J. O’Connell

/S/ HOWARD GUNTON*	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005
Howard Gunton

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 25, 2005
Norman A. Smith

/S/ ISADORE JERMYN*	Director	April 25, 2005
Isadore Jermyn

/S/ ROBERT LIGUORI
*Robert Liguori	on April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney.

INDEX TO EXHIBITS

Exhibit 99.B.	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit 99.E.		a.	Consent of Independent Registered Public Accounting Firm– KPMG LLP

		b.	Consent of Independent Registered Public Accounting Firm– Deloitte & Touche LLP

Exhibit 99.9	i.	MML Bay State Variable Life Separate Account I: Opinion of Independent Registered Public Accounting Firm – Deloitte & Touche LLP

	ii.	MML Bay State Life Insurance Company, Company Financials: Opinion of Independent Auditors’ Report – Deloitte & Touche LLP